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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1999 included in Wackenhut Corrections Corporation's Form 10-K for the fiscal year ended January 3, 1999 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP


West Palm Beach, Florida,
May 28, 1999.






























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